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                                   EXHIBIT 10.31.5




                         SIXTH AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------------

               SIXTH AMENDMENT (the "Amendment"), dated as of June 28, 1994, among DR PEPPER/SEVEN-UP CORPORATION (the "Borrower"), DR PEPPER/SEVEN-UP COMPANIES, INC., a Delaware corporation (the "Guarantor"), the Banks party to the Credit Agreement described below and BANKERS TRUST COMPANY, as Managing Agent and Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                                W I T N E S S E T H :
                                - - - - - - - - - -

               WHEREAS, the Borrower, the Guarantor, the Banks, the Managing Agent and the Administrative Agent are parties to a Credit Agreement dated as of October 20, 1992 as amended by the First Amendment, dated as of October 26, 1992, the Second Amendment, dated as of November 5, 1992, the Third Amendment, dated as of February 17, 1993, the Fourth Amendment, dated as of March 4, 1993 and the Fifth Amendment, dated as of December 28, 1993 (as so amended, the "Credit Agreement");

               WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


               NOW, THEREFORE, it is agreed:

               1.  On and after the Amendment Effective Date (as defined in
     Section 9 of this Amendment), Section 3.01(a) of the Credit Agreement shall be amended by deleting the percentage "1/2 of 1%" appearing therein and inserting in lieu thereof the percentage "3/8 of 1%".

               2. On and after the Amendment Effective Date, Section 3.01(b) of the Credit Agreement shall be amended by deleting the percentage "1 - 1/4%" appearing therein and inserting in lieu thereof the percentage "1%".

               3. On and after the Amendment Effective Date, Section 4.02(f) of the Credit Agreement shall be amended by deleting the percentage "50%" appearing therein and inserting in lieu thereof the percentage "30%".






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               4.  On and after the Amendment Effective Date, Section 9.03 of the Credit Agreement shall be amended by (i) deleting clause (ix) contained therein in its entirety and (ii) inserting in lieu thereof the following new clause (ix):

               "(ix) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof and the use of the proceeds thereof), the Company may pay cash dividends to the Guarantor so long as all proceeds thereof are immediately used by the Guarantor to repurchase Guarantor Senior Subordinated Notes, provided, however, that (a) the aggregate amount of such cash dividends paid during the one year period ending on the Excess Cash Payment Date occurring in 1995 shall not exceed $35,000,000, (b) the amount of cash dividends paid pursuant to this clause (ix) at any time on or after the Excess Cash Payment Date referenced in preceding clause (a) shall not, at the time of the payment thereof, exceed the Permitted Use Amount at such time (whether the Permitted Use Amount is a negative amount, zero or a positive amount) by more than $35,000,000, (c) the amount paid by the Guarantor in connection with the repurchase of any Guarantor Senior Subordinated Note shall not exceed (x) the product of (i) 125% and (ii) the accreted amount of such Guarantor Senior Subordinated Note plus
               (y) if the repurchase occurs after November 1, 1997, accrued and unpaid interest thereon through the repurchase date and (d) after giving effect to any Dividend paid pursuant to this clause (ix) the remainder of the Total Unutilized Revolving Loan Commitment less the Blocked Commitment shall not be less than $25,000,000."

               5. On and after the Amendment Effective Date, Section 11 of the Credit Agreement shall be amended by:

               (a) deleting the definition of "Applicable Margin" in its entirety and inserting in lieu thereof a new definition to read as follows:

               "'Applicable Margin' shall mean (A) in the case of Term Loans, Revolving Loans and Swingline Loans which are Base Rate Loans, (i) at any time on or prior to the Sixth Amendment Effective Date, 1/4 of 1% and
     (ii) at any time after the Sixth Amendment Effective Date, 0%, and (B) in the case of Term Loans and Revolving Loans which are Eurodollar Loans, (i) at any time on or prior to the Sixth Amendment Effective Date, 1-1/4% less the then applicable Leverage Reduction Discount, if any, (ii) at any time after the Sixth Amendment Effective Date but on or prior to September 29, 1994, 1%, less the then applicable Leverage Reduction Discount, if any, and






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     (iii) at any time on or after September 30, 1994, 3/4 of 1%, less the then applicable Leverage Reduction Discount, if any, provided, however, that for the purpose of this clause (B), after giving effect to any Leverage Reduction Discount the Applicable Margin for the purpose of this clause (B) shall at no time be less than 1/2 of 1%";

               (b) in the definition of "Leverage Reduction Discount" (i) deleting the phrase "(A) 1/4 of 1% if, but only if, as of . . . 1/2 of 1%" and inserting in lieu thereof the phrase "1/4 of 1%" and (ii) deleting the second sentence of such definition in its entirety;

               (c) inserting the following phrase immediately at the end of the definition of "Permitted Dividends":

          "and all amounts paid as Dividends after March 31, 1994 pursuant to
          Section 9.03(ix)";

               (d) deleting the percentage "50%" appearing in the definition of the "Retention Percentage" and inserting in lieu thereof the percentage "70%"; and

               (e) inserting the following new definition in appropriate alphabetical order:

               "'Sixth Amendment Effective Date' shall mean the date upon which the Sixth Amendment to this Agreement, dated as of June 28, 1994, becomes effective in accordance with its terms."

               6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

               7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Credit Parties and the Agent.

               8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               9. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Borrower, the Guarantor and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.



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               10. In order to induce the Banks to enter into this Amendment (a)
     the Borrower agrees to pay (x) a fee to each Bank which has signed a copy of this Amendment and delivered by facsimile transmission an executed signature page thereof to Bankers Trust Company, Attention: Mary Kay Coyle (One Bankers Trust Plaza, New York, New York 10006, Facsimile No.: (212) 250-7218) at or prior to 5:00 p.m. (New York time) on June 28, 1994, equal to 0.10% of such Bank's aggregate amount of Term Loans and Revolving Loan Commitments, such fee to be payable on the Amendment Effective Date and (b) each Credit Party hereby makes each of the representations, warranties and agreements contained in Section 7 of the Credit Agreement on the Amendment Effective Date, after giving effect to this Amendment.

               11. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

































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               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              DR PEPPER/SEVEN-UP CORPORATION


                              By
                              Title:


                              DR PEPPER/SEVEN-UP COMPANIES, INC.


                              By
                              Title:



                              BANKERS TRUST COMPANY,
                              Individually, as Managing Agent
                              and as Administrative Agent


                              By
                              Title:


                              ABN-AMRO BANK, N.V.


                              By
                              Title:


                              By
                              Title:


                              ALLIED IRISH BANKS


                              By
                              Title:


                              By
                              Title:



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

                              BANK OF AMERICA NT&SA


                              By
                              Title:


                              THE BANK OF IRELAND, GRAND CAYMAN
                              BRANCH


                              By
                              Title:


                              BANK OF MONTREAL


                              By
                              Title:


                              THE BANK OF NEW YORK


                              By
                              Title:


                              THE BANK OF NOVA SCOTIA


                              By
                              Title:


                              BANK OF SCOTLAND


                              By
                              Title:


                              THE BANK OF TOKYO TRUST COMPANY


                              By
                              Title:



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

                              BANQUE PARIBAS, Houston Agency


                              By
                              Title:


                              By
                              Title:


                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By
                              Title:


                              THE CHASE MANHATTAN BANK, N.A.


                              By
                              Title:


                              CIBC INC.


                              By
                              Title:


                              CORESTATES BANK, N.A.


                              By
                              Title:


                              CREDIT LYONNAIS New York Branch


                              By
                              Title:


                              DRESDNER BANK A.G.


                              By
                              Title:


                              By
                              Title:

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

                              FIRST INTERSTATE BANK OF TEXAS, N.A.


                              By
                              Title:


                              THE FIRST NATIONAL BANK OF BOSTON


                              By
                              Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By
                              Title:


                              THE FUJI BANK, LTD.


                              By
                              Title:


                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED, NEW YORK BRANCH


                              By
                              Title:


                              KREDIETBANK N.V.


                              By
                              Title:


                              By
                              Title:


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LIMITED, NEW YORK BRANCH


                              By
                              Title:




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

                              MEES PIERSON


                              By
                              Title:


                              MIDLAND BANK PLC


                              By
                              Title:


                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION


                              By
                              Title:


                              NATIONAL WESTMINSTER BANK USA


                              By
                              Title:


                              NATIONSBANK OF NORTH CAROLINA, N.A.


                              By
                              Title:


                              THE NIPPON CREDIT BANK, LTD.


                              By
                              Title:


                              THE ROYAL BANK OF SCOTLAND plc


                              By
                              Title:


                              SHAWMUT BANK CONNECTICUT, N.A.


                              By
                              Title:


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                              SOCIETE GENERALE

                              By
                              Title:


                              SOCIETY NATIONAL BANK


                              By
                              Title:


                              THE SUMITOMO BANK, LTD.


                              By
                              Title:


                              UNION BANK OF CALIFORNIA


                              By
                              Title:


                              WELLS FARGO BANK, N.A.


                              By
                              Title:


                              WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE, NEW YORK AND
                              CAYMAN ISLANDS BRANCHES


                              By
                              Title:

                              By
                              Title:












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